UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2013
Telenav, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34720 (Commission File Number)	77-0521800 (I.R.S. Employer Identification No.)

950 De Guigne Drive
Sunnyvale, California 94085
(Address of principal executive offices) (Zip code)
(408) 245-3800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The 2013 Annual Meeting of Stockholders (the “2013 Annual Meeting”) of Telenav, Inc. (the “Company”) was held on December 3, 2013.  The following proposals were submitted to a vote of the stockholders and were approved:
Proposal No. 1 - Election of Directors
The stockholders elected two individuals to serve as Class I directors on the Company's Board of Directors as set forth below:

	Votes	Votes	Broker
	For	Withheld	Non-Votes
Samuel Chen	14,890,851	1,462,977	8,240,147
Hon Jane (Jason) Chiu	14,895,042	1,458,786	8,240,147
Proposal No. 2 - Ratification of Appointment of Independent Registered Public Accountants
The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending June 30, 2014, as set forth below:

Votes for	24,498,306
Votes Withheld	55,505
Abstentions	40,164
Broker Non-Votes	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: December 6, 2013	By: /s/ Loren Hillberg
Name: Loren Hillberg
Title: General Counsel and Secretary